                                                      AGREEMENT NO. RGDCR45709

                         AGREEMENT FOR EXTENSION OF TERM
                                (AMENDMENT NO. 3)

This Agreement for Extension of Term is entered into by and between U S WEST Business Resources, Inc., a Colorado corporation, with offices for transaction of business located at 188 Inverness Drive West, Englewood, Colorado 80112, as agent for U S WEST Communications, Inc. ("Customer") and Applied Digital Access, Inc., with offices for transaction of business located at 9855 Scranton Road San Diego, California 92121 ("Supplier").

                                    RECITALS

Customer and Supplier entered into that certain agreement styled " General Purchasing Agreement," dated February 15,1994, as amended by Amendment No.1 dated February 1,1996, and Amendment No. 2 dated August 17,1996 (the "Agreement");

The term of the Agreement will automatically expire on February 16, 1997 (the "Expiration Date"); and Customer and Supplier wish to extend the term of the Agreement beyond the Expiration Date under the terms and conditions hereof.

                                    AGREEMENT

In consideration of mutual promises and advantages to the parties, the parties incorporate by reference and agree to the accuracy of the above recitals and further agree that the Agreement shall not expire on the Expiration Date, but shall automatically renew for an additional four (4) month period commencing on February 17,1997, and will automatically expire on June 16, 1997. All other terms and conditions of the Agreement remain unchanged and shall all continue in full force and effect.

The term "Customer" as used herein may be applicable to one or more parties and the singular shall include the plural. If there shall be more than one party referred to as Customer herein, then their obligations shall be several, not joint.

The parties intending to be legally bound have executed this Agreement for Extension of Term as of the dates set forth below in multiple counterparts each of which is deemed an original but all of which together shall constitute one and the same instrument.


U S WEST BUSINESS RESOURCES, INC.,             APPLIED DIGITAL ACCESS, INC.
AS AGENT FOR U S WEST COMMUNICATIONS, INC.

 By /s/ Peggy J. Berggren                       By /s/ James L. Keefe
-------------------------                      ----------------------
 (Authorized Signature)                         (Authorized Signature)

Peggy J. Berggren                              James L. Keefe
-----------------                              ---------------
(Print or Type Name or Signatory)              (Print or Type Name or Signatory)

Contract Agent                                 Chief Financial Officer
--------------                                 ----------------------
(Title)                                        (Title)

January 30,1997                                January 30,1997
---------------                                -----------------
(Execution Date)                               (Execution Date)

       CONFIDENTIAL. DISCLOSURE AND DISTRIBUTE SOLELY TO THOSE INDIVIDUALS
                            WHO HAVE A NEED TO KNOW.

                            IMPERIAL SQUARE LAKE CITY

                            BURNABY, BRITISH COLUMBIA

                                      LEASE


THIS INDENTURE made as of January 1, 1997 pursuant to the LAND TRANSFER FORM ACT, PART 2


BETWEEN:

            2725321 CANADA INC., c/o PPM Real Estate Managers (Canada) Limited, 440 - 1090 West Georgia Street, Vancouver, British Columbia, V6E 3V7

            (the "LANDLORD")
                                                              OF THE FIRST PART

AND:

            APPLIED DIGITAL ACCESS - CANADA,  INC., 9855 Scranton
            Road, San Diego, California, U.S.A., 92121

            (the "TENANT")
                                                             OF THE SECOND PART




                                    ARTICLE 1

                         DEFINITIONS AND INTERPRETATION

DEFINITIONS

1.1 The parties agree that the following words shall have the meanings set forth below and used in this Lease.

         ADDITIONAL RENT means all amounts payable by the Tenant hereunder excluding Basic Rent;

         AGREEMENT TO LEASE means the agreement between the parties hereto pursuant to which they have entered into this Lease;

         AREA OF THE DEMISED PREMISES means as of the date hereof the number of square feet set out in Schedule "A" hereto subject to revision in accordance with such Schedule;

         BASIC RENT means the fixed annual rental payable pursuant to paragraph
         3.1 hereof;

         BUILDING means the building situate upon the Lands within which the Demised Premises are located;

         COMMENCEMENT DATE means the date on which the Term commences, as set out in paragraph 2.1;

         COMMON AREAS AND FACILITIES means those portions of the Development and the facilities therein or thereon from time to time not occupied by the Tenant or other tenants as their exclusive premises or otherwise designated by the Landlord as being for the benefit of or for use by the Tenant in common with others entitled to the use or benefit of the same;

         DEMISED PREMISES means those premises described in Schedule "A" attached hereto;

         DEVELOPMENT means the Lands and the Project;

         GST means the Goods and Services Tax contained in Part IX of the EXCISE TAX ACT, S.C. 1990, or any similar tax in substitution therefor or addition thereto;

         LANDS means those certain parcels or tracts of land located in the Municipality of Burnaby, in the Province of British Columbia, and more particularly described in Schedule "B" attached hereto;

         OPERATING COSTS means an amount equivalent to the total amount (without duplication) paid or payable whether by the Landlord or others on behalf of the Landlord for managing, operating and maintaining the Development including all of the component parts thereof such as are in keeping with maintaining the standard of a first class industrial complex including without limiting the generality of the foregoing, all repairs and replacements required for such maintenance, other than repairs to and replacements of the structure of the Building and other buildings on the Project, the costs of providing electricity, water, gas, fuel and other services and utilities (including heating and air-conditioning) not otherwise paid by the tenants of the Project, the costs of painting interior areas not normally rented to tenants and the costs of painting and otherwise maintaining the outside of the Building (including the roof thereof) and all other buildings on the Project (other than those parts for which the Tenant is responsible), the costs of maintaining roadways and parking areas lying in or adjacent to the Project, snow removal, landscape maintenance, refuse removal and other costs in connection with the maintenance of the Common Areas and Facilities, sprinkler protection, fire, casualty, liability, rental and other insurance costs (including self-insurance premiums not in excess of normal insurance costs), security protection, the amount of all salaries, wages, fringe benefits and other employment costs or payments made paid to employees engaged in the maintenance or operation of the Project, amounts paid to independent contractors for or in relation to any services in connection with such maintenance or operation, the cost of direct supervision and of management and other indirect expenses to the extent allocable to the maintenance and operation of the Project, the reasonable rental value of and costs associated with

          (having regard to the rentals prevailing from time to time for similar space) space utilized by the Landlord or its property manager in connection with the management, operation or maintenance of the Project and all other expenses paid or payable by the Landlord in connection with the operation of the Development and all of the component parts thereof together with a fee for the administration and management of the Project equal to the actual cost paid by the Landlord to a third party to administer and manage the Project (which shall be a commercially reasonable fee, having regard to the nature of the management services performed and the operation of the Project as a first class industrial complex) or, if the Landlord itself manages the Project, a fee equal to the amount the Landlord might reasonably pay to a third party for the administration and management of the Project, but Operating Costs shall not include interest on debt or capital retirement of debt or any amounts directly chargeable by the Landlord to any tenant or tenants as otherwise provided herein. For greater certainty, Operating Costs shall not include the cost of structural and roof repairs or replacements (other than relating to the roof membrane, asphalt or insulation, which will be included in Operating Costs).

          If the Landlord sells 100% of a legally subdivided portion of the Development, as of the date of sale, the Operating Costs shall be determined on the basis of the legally subdivided portion of Development retained by the Landlord;

          PROJECT means the improvements constructed or to be constructed on the Lands from time to time, including without limitation, the Building;

          PROPORTIONATE SHARE means the fraction, the numerator of which is the Area of the Demised Premises and the denominator of which is the aggregate area in square feet of all rentable premises from time to time physically existing in the Project, whether actually rented or not, including the Demised Premises;

          RENT means Basic Rent, Additional Rent and all other amounts payable to the Landlord hereunder;

          TAXES means an amount equal to all taxes, rates, duties, levies and assessments whatsoever, whether municipal, provincial, parliamentary or otherwise, levied, imposed or assessed against the Lands and the Project or upon the Landlord on account thereof, or from time to time, levied, imposed or assessed for education, schools and local improvements and including all costs and expenses incurred by the Landlord in good faith in contesting, resisting or appealing any such taxes, rates, duties, levies or assessments, but excluding Tenant's Taxes and excluding income or profits taxes upon the income of the Landlord to the extent that such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Lands and Project or upon the Landlord on account thereof;

          TENANT'S TAXES means without limitation all taxes, licences, rates, duties and assessments imposed or levied by lawful authority in respect of the use or occupancy of the Demised Premises by the Tenant relating to or in respect of personal property in the Demised Premises or the Building or the Project and all other business and trade fixtures, machinery and equipment, cabinetwork, furniture and movable partitions owned or installed by the Tenant at the expense of the Tenant or being the property of the Tenant in the Demised Premises or the Building or the Project, or relating to or in respect of improvements to the Demised Premises built, made or installed by the Tenant or the Landlord or at the Landlord's or Tenant's request, whether any such taxes are payable by law by the Tenant or by the Landlord and whether such taxes are included by lawful authority in the taxes, licences, rates, duties and assessments imposed or levied on or with respect to the Lands or the Project. "Tenant's Taxes" shall also include any and all penalties or other like charges for late payment thereof;

         TERM means the term of this Lease, as set out in paragraph 2.2, plus if any extension thereof is provided for herein and such extension right (or rights) is exercised by the Tenant in accordance herewith, the period of such exercised extension (or extensions).

SCHEDULES

1.2 The provisions of Schedules hereto are incorporated herein and form part of this Lease.

GOVERNING LAW

1.3 This Lease shall be construed and governed by the laws of the province in which the Demised Premises are located, and each of the parties hereto severally attorns to the jurisdiction of the courts of such province. Should any provisions of this Lease be illegal or unenforceable it should be considered separate and several from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the illegal or unenforceable provision had never been included.

HEADINGS

1.4 The headings in this Lease form no part of this Lease and shall be deemed to have been inserted for convenience of reference only.

INTERPRETATION

1.5 Unless the context otherwise requires, the word "Landlord" wherever it is used herein shall be construed to include and shall mean the Landlord, its successors and/or assigns, the word "Tenant" shall be construed to include and shall mean the Tenant and the executors, administrators, successors and/or assigns of the Tenant and when there are two or more Tenants or two or more persons bound by the Tenant's covenants herein contained their obligations hereunder shall be joint and several, the word "Tenant" and the personal pronoun "it" relating thereto and used therewith shall be read and construed as Tenants, and "his", "her", "its" or "their" respectively, as the number and gender of the party or parties referred to each require and the number of the verb agreeing therewith, shall be construed and agree with the said word or pronoun so substituted.

USE OF "HEREIN", "HEREOF", ETC.

1.6 In this Lease, "herein", "hereof", "hereby", "hereunder", "hereto", "hereinafter" and similar expressions refer to this Lease and not to any particular paragraph, section or other portion thereof, unless there is something in the subject matter or context inconsistent therewith. Paragraphs referred to by number are the paragraphs so numbered in this Lease. TERMS AS COVENANTS

1.7 All terms of this Lease and obligations of the parties hereunder shall be deemed to be covenants of the parties hereto, whether or not so stated in this Lease.

                                    ARTICLE 2

                              DEMISE, TERM AND USE

DEMISE

2.1 In consideration of the rents, covenants, conditions and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed the Landlord does demise and lease unto the Tenant all and singular the Demised Premises, upon the terms and conditions herein contained. The Tenant acknowledges that the Demised Premises are leased on an "as is, where is" basis, and that the Landlord is not required to expend any money or perform any work with respect to the same.

TERM

2.2            TO HAVE  AND TO HOLD the  Demised  Premises  for and  during  the
term  (the  "Term")  of  three  years   commencing   on  January  1,  1997  (the
"Commencement Date") and ending on December 31, 1999.

USE

2.3 The Demised Premises shall be used by the Tenant for the purpose of administrative office, research and manufacturing of electronic equipment and for no other use whatsoever without the prior written consent of the Landlord, which consent may be withheld by the Landlord, acting reasonably.

USE OF COMMON AREAS AND FACILITIES, ETC.

2.4 In addition to the leasehold interest herein granted, the Tenant shall have and the Landlord hereby grants to the Tenant its employees, agents, customers and invitees, in common with the Landlord and all other persons authorized by the Landlord from time to time, a licence over the Common Areas and Facilities for the purpose of gaining access to and better using the Demised Premises, provided however that this right shall in no way restrict the

Landlord from maintaining or improving the Common Areas and Facilities or of changing the location of or adding to the Building or any other building on or constructing a new building or buildings on the Lands. Without limiting the generality of the foregoing, but subject to the above limitations, the Tenant shall have the following rights in common with all others from time to time entitled thereto:

          (a) the right to use the driveways situate upon the Lands hereto for the purpose of ingress and egress from the Demised Premises; and


          (b) the right to park its passenger motor vehicles and those of its employees and customers upon the Lands subject always, however, to any restrictions thereon which the Landlord may from time to time impose (which the Landlord may do) including, without limitation the designation of parking spaces for the exclusive use of other tenants of the Project and their employees and customers.

POSSESSION

2.5       DELETED.

EXAMINATION OF DEMISED PREMISES

2.6 The Tenant shall examine the Demised Premises and the Building before taking possession hereunder and such taking of possession will be, in the absence of agreement in writing to the contrary, evidence that on the Commencement Date the Demised Premises and the Building were in good order and satisfactory condition. No promise of the Landlord to alter, remodel or improve the Demised Premises or the Building and no representation respecting the condition of the Demised Premises or the Building has been made by the Landlord other than those contained herein or made a part hereof.

OVERHOLDING

2.7 If at the expiration of the Term of this Lease the Tenant shall hold over with the consent of the Landlord, the tenancy of the Tenant thereafter shall, in the absence of written agreement to the contrary, be from month-to-month only at a rental per month equal to one-tenth of the Rent payable for the year immediately preceding such expiration, payable monthly in advance on the first day of each month and shall be subject to all other terms and conditions of this Lease.

                                    ARTICLE 3

                             RENT AND OTHER PAYMENTS


BASIC RENT

3.1 YIELDING AND PAYING THEREFOR yearly and every year during the said Term set out in paragraph 2.2 (for clarity, not inclusive of extensions thereof if any are provided for herein) as Basic Rent unto the Landlord the sum of $307,248.00 in lawful money of Canada to be paid in advance in equal consecutive monthly instalments of $25,604.00 on the first day of each and every month during the Term (but not any extensions thereof) to the Landlord, but subject however to the provisions of paragraph 5 of Schedule "F" hereto. If the Term commences on any day other than the first or ends on any day other than the last day of a calendar month, the Basic Rent and Additional Rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted on a per diem basis.

PAYMENTS TO LANDLORD

3.2 All payments required to be made to the Landlord by the Tenant under or in respect of this Lease shall be made in lawful currency of Canada, to the agent of the Landlord, PPM Real Estate Managers (Canada) Limited at the address set out on page 1 hereof or at such place or places or other agent as the Landlord may designate in writing.

ADDITIONAL RENT

3.3 All amounts payable by the Tenant pursuant to paragraphs 4.3, 4.4 and 4.5 hereof shall be payable as Additional Rent. In addition, all sums paid or expenses incurred hereunder by the Landlord, which ought to have been paid or incurred by the Tenant, or for which the Landlord hereunder is entitled to reimbursement from the Tenant, and any interest owing to the Landlord hereunder may be recovered by the Landlord as Additional Rent by any and all remedies available to it for the recovery of Rent in arrears.

PAYMENTS TO OTHERS

3.4 If the Tenant is required hereunder to make any payments other than to the Landlord, the Tenant shall make such payments promptly and before any interest or penalty for non-payment attaches thereto. In addition, the Tenant shall produce to the Landlord from time to time at the request of the Landlord evidence satisfactory to the Landlord acting reasonably of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

INTEREST ON OVERDUE AMOUNTS

3.5 The Tenant shall pay to the Landlord interest at the rate of six percent (6%) per annum over the prime rate being charged by the Landlord's bank, from time to time on all payments of rent and other sums required to be made under the provisions of this Lease which have become overdue so long as such payments remain unpaid, provided that the provisions of this paragraph shall not limit any other rights or remedies of the Landlord.

DISPUTES

3.6 In the event of a dispute as to the amount of Operating Costs, or the inclusion of any cost, expense or amount in Operating Costs, then such dispute shall be referred to the Landlord's auditor, whose decision shall be final and binding upon the parties hereto.

DEPOSIT

3.7 The Landlord hereby acknowledges receipt from the Tenant of the sum of $73,011.09 (the "Deposit"), which shall be applied firstly toward Rent and GST thereon for the second month of the Term, with the balance to be held by the Landlord without interest as security for the payment of Rent and performance of the Tenant's obligations under this Lease. If at any time the Tenant is in default of its obligations hereunder, the Landlord may, either before or after terminating this Lease, apply the whole or any part of the Deposit to cure such default or to compensate the Landlord for any loss or expense incurred by the Landlord as a result thereof, and such application of the Deposit shall be without prejudice to the Landlord's right to pursue any other remedy set forth in this Lease or available at law. If the whole or any part of the Deposit is so applied by the Landlord, the Tenant will forthwith pay to the Landlord a sufficient amount to restore the Deposit to the amount thereof prior to such application by the Landlord. If the Tenant promptly pays all Rent as it falls due and performs all of its obligations under this Lease, the Landlord will repay the Deposit to the Tenant within 60 days after the termination of this Lease. The Landlord may deliver and assign the Deposit to any purchaser of the Landlord's interest in the Demised Premises and thereupon the Landlord will be discharged of any further liability with respect to such Deposit.


                                    ARTICLE 4

                      MISCELLANEOUS COVENANTS OF THE TENANT

The Tenant covenants with the Landlord as follows:

PAY RENT

4.1 The Tenant shall, during the Term, pay unto the Landlord the Basic Rent hereby reserved in the manner hereinbefore mentioned without any set-off or deduction whatsoever save as specifically provided for herein, together with all GST payable in respect of this Lease as and when required to do so by the Landlord.

PAY TENANT'S TAXES

4.2 The Tenant shall pay all Tenant's Taxes on or before the due date thereof. If the Tenant neglects or refuses to pay any Tenant's Taxes, the Landlord may, at its option, pay the same and recover the amount paid by all remedies available to it for the recovery of Rent in arrears.

PAY UTILITIES

4.3 The Tenant shall pay all rates and charges for water, gas and electric light and/or power, heating, fuel, telephone or other utilities supplied to or used in the Demised Premises as separately metered or separately invoiced by the supplier thereof, and, if not so separately metered or invoiced, the Tenant's Proportionate Share of such rates and charges; PROVIDED HOWEVER that if the Landlord, acting reasonably, determines that an allocation of such rates or charges on a Proportionate Share basis would not be equitable, the Landlord may allocate such rates and charges on a reasonable basis amongst the various tenants of the Building or of the Development, and the Tenant shall pay its share of the same as reasonably determined by the Landlord.
PAY PROPORTIONATE SHARE OF TAXES

4.4 The Tenant shall during and in respect of the Term pay its Proportionate Share of Taxes. The Tenant's Proportionate Share of Taxes shall be estimated by the Landlord for such period as the Landlord may determine (not to exceed 12 months) and the Tenant shall pay the same to the Landlord in equal monthly instalments together with the regular monthly instalments of Basic Rent as set out in paragraph 3.1. The Landlord shall furnish to the Tenant an estimate of the Proportionate Share of Taxes payable by the Tenant during the period so determined by the Landlord. At the end of such period, the Landlord shall furnish the Tenant with a statement showing the actual amount of the Proportionate Share of Taxes paid and payable by the Tenant and if an overpayment has been made by the Tenant, the Landlord shall credit such amount to the Tenant's Proportionate Share of Taxes for the ensuing period and if there is no ensuing period such amount shall be paid to the Tenant and if an amount remains owing to the Landlord in respect of the Tenant's Proportionate Share of Taxes, the Tenant shall forthwith pay such amount to the Landlord.

PAY PROPORTIONATE SHARE OF OPERATING COSTS

4.5 The Tenant shall during and in respect of the Term pay its Proportionate Share of Operating Costs as follows: the Tenant's Proportionate Share of Operating Costs shall be estimated by the Landlord for such period as the Landlord may determine (not to exceed 12 months) and the Tenant shall pay the same to the Landlord in equal monthly instalments together with the regular monthly instalments of Basic Rent as set out in paragraph 3.1. The Landlord shall furnish to the Tenant an estimate of the Proportionate Share of Operating Costs payable by the Tenant during the period so determined by the Landlord. At the end of such period, the Landlord shall furnish the Tenant with a statement showing the actual amount of the Proportionate Share of Operating Costs paid and payable by the Tenant, and the Landlord and Tenant covenant and agree each with the other that if an overpayment of the Tenant's Proportionate Share of Operating Costs has been made by the Tenant, the Landlord shall credit such amount to the Tenant's Proportionate Share of Operating Costs for the ensuing period and if there is no ensuing period such amount shall be paid to the Tenant and if an amount remains owing to the Landlord in respect of the Tenant's Proportionate Share of Operating Costs, the Tenant shall forthwith pay such amount to the Landlord.

NO NUISANCE

4.6 The Tenant shall not at any time during the Term, use, exercise or carry on or permit or suffer to be used, exercised or carried on, in or upon the Demised Premises or any part thereof any noxious, noisome or offensive act, trade, business, occupation or calling, and no act, matter or thing whatsoever shall at any time during the Term be done in or upon the Demised Premises or any part thereof which shall or may be or grow to the annoyance, nuisance, damage or disturbance of the occupiers or owners of the Lands, Project or adjoining land and properties.

COMPLY WITH LAWS, ETC.

4.7 The Tenant shall comply promptly at its expense with all laws, ordinances, regulations, requirements and recommendations which may be applicable to the Tenant or to the manner of use of the Demised Premises, and shall comply with any and all federal, provincial, civic, municipal and other authorities or association of insurance underwriters or agents and all notices in pursuance of same and whether served upon the Landlord or the Tenant. Without limiting the generality of the foregoing, the Tenant shall comply fully with the provisions of Schedule "D" hereto.

COMPLY WITH RULES AND REGULATIONS

4.8 The Tenant shall observe and comply with the rules and regulations attached hereto as Schedule "C" with such reasonable variations, modifications and additions as shall from time to time be made by the Landlord and any other and further reasonable rules and regulations that may be made by the Landlord and communicated to the Tenant in writing, and the Tenant shall cause its agents, servants or employees to observe and comply with the same. All such rules and regulations shall be read as forming part of the terms and conditions of this Lease as if the same were embodied herein as covenants of the Tenant, and the Tenant's failure to keep and observe such rules and regulations shall constitute a breach of this Lease.

GOODS, CHATTELS, ETC. NOT TO BE REMOVED

4.9 The Tenant agrees that all goods, chattels and fixtures when moved into the Demised Premises shall not except in the normal course of business, be removed from the Demised Premises until all Rent due or to become due during the Term of this Lease and all utility charges are fully paid. The Tenant further covenants and agrees that if the Tenant shall at any time be in default under any of the terms, covenants or agreements contained herein, the Landlord shall have a lien on all of the Tenants goods, chattels and fixtures located in the Demised Premises, but excluding however electronic data storage equipment, backup tapes and software media, as security against loss or damage resulting from any such default, and such goods, chattels and fixtures shall not be removed from the Demised Premises by the Tenant until such default is cured unless the Landlord directs otherwise.

USE OF DEMISED PREMISES

4.10 The Tenant shall not use the Demised Premises nor suffer or permit the Demised Premises to be used for any other purpose than that provided for in paragraph 2.3, nor shall the Tenant use the Demised Premises in any way which will impair the efficient and proper operation of the sprinkler system in the Building.

CONTINUOUS OCCUPATION

4.11 The Tenant shall commence the use of the Demised Premises referred to in paragraph 2.3 within 30 days from the Commencement Date and shall carry on such use continuously during the Term.

SIGNS

4.12 The Tenant shall not, without the Landlord's prior written permission, paint, display, inscribe, place or affix any sign, picture, advertisement, notice, lettering or direction on any part of the outside of the Building or the Project or visible from the outside of the Building or the Project or in any corridor, hallway, entrance or other public part of the Building or Project; PROVIDED THAT the Landlord shall prescribe a uniform pattern for identification signs for tenants to be placed on the outside of the main door leading into the Demised Premises; FURTHER PROVIDED THAT at the request of the Tenant and at the Tenant's expense, the Landlord shall cause such a sign to be placed in position.

PEACEFUL SURRENDER

4.13 The Tenant shall, at the expiration or sooner termination of the said Term, peaceably surrender and yield up unto the Landlord the Demised Premises with the appurtenances, together with all fixtures or erections which at any time during the said Term shall be made therein or thereon (other than tenant's or trade fixtures removed pursuant to paragraph 4.15 or Alterations which the Landlord requires to be removed pursuant to paragraph 7.2(b)) in good and substantial repair and condition, reasonable wear and tear and damage by fire or other insured peril excepted, and deliver to the Landlord all keys to the Demised Premises which the Tenant has in its possession.

CONDITION AT EXPIRATION

4.14 The Tenant shall immediately before the expiration or sooner termination of the Lease wash the floors, windows, doors, walls and woodwork of the Demised Premises. The Tenant further covenants that the Tenant will not upon such expiration or sooner termination leave upon the Demised Premises any rubbish or waste material and will leave the Demised Premises in a clean and tidy condition. Without limiting the generality of the foregoing, the Tenant shall ensure that all trade fixtures and other items which the Tenant has the right or obligation hereunder to remove from the Demised Premises are fully removed, and any damaged caused by such removal is fully made good, on or before the last day of the Term.

REMOVAL OF FIXTURES

4.15 Subject to paragraph 4.9 hereof the Tenant may at the expiration of the Term hereby granted, take, remove and carry away from the Demised Premises all fixtures, fittings, shelving, counters or other articles upon the Demised Premises in the nature of trade or tenants' fixtures, but the Tenant shall in such removal do no damage to the Demised Premises, or shall make good any damage which the Tenant may occasion thereto; PROVIDED THAT the Tenant shall not remove or carry away from the Demised Premises any part of the Building or any plumbing, heating, air-conditioning or ventilating plant or equipment or other Building services; PROVIDED FURTHER that notwithstanding anything herein contained the Landlord shall have the right upon the termination of this Lease by effluxion of time or otherwise to require the Tenant to remove its installations, alterations, additions, partitions and fixtures or anything in the nature of leasehold improvements made or installed by the Tenant or by the Landlord on behalf of the Tenant and to make good any damage caused to the Demised Premises by such removal.

USE OF WASHROOMS

4.16 The Tenant shall keep and maintain the washrooms in a sanitary condition, and shall not use the washrooms, or suffer or permit its customers, licensees, invitees, servants, agents, or employees to use the washrooms for any purpose other than the purpose for which they were designed.

OVERLOADING

4.17 The Tenant shall not do or suffer or permit any waste or damage, disfigurement or injury to the Demised Premises or the fixtures and equipment thereof or permit or suffer any overloading of any floor thereof, and shall not place in, on or about the Demised Premises any fixtures, equipment, machinery or materials of a weight beyond the capacity for which the Building is designed, or to the extent that will cause damage to the Building or cause excessive vibration. The Tenant shall repair any damage done to the Demised Premises or the Building by reason of any excessive weight placed in the Demised Premises or excessive vibration caused in the Demised Premises.

NUISANCE AND WASTE

4.18 The Tenant shall not cause or suffer or permit any oil or grease or any harmful, objectionable, dangerous, poisonous or explosive matter or substance to be discharged into the Demised Premises or the Building or the Development or into the driveways, common areas, ditches, water courses, culverts, drains or sewers in or adjacent thereto, and will take all reasonable measure for insuring that any effluent discharged will not be corrosive, poisonous or otherwise harmful, or cause obstruction, deposit or pollution within the Demised Premises, or the Building, or the Development or the driveways, common areas, ditches, water courses, culverts, drains, or sewers thereof. Without limiting the generality of the foregoing, the Tenant shall comply fully with the provisions of Schedule "D" hereto.

ACCESS

4.19 The Tenant shall not permit any vehicles belonging to the Tenant, its customers, invitees, licensees, agents or servants to cause obstruction on any roads, driveways or common areas in the neighbourhood of the Development or prevent the ingress or egress to all other tenants in the Building and the Development and will use its best endeavours to ensure that persons doing business with the Tenant and its servants and workers shall not permit any vehicles to cause such obstruction as aforesaid.

USE OF YARD AREAS

4.20 The Tenant shall not place, nor suffer or permit its customers, invitees, licensees, agents or servants to place any materials in the yard or yards of the Project or the adjacent driveways, parking or common areas thereof and shall cause no obstruction to vehicles operating on the said adjacent driveways, parking or common areas.

NO AUCTION

4.21 The Tenant shall not at any time permit any sale by auction to be held within the Demised Premises or upon the Lands or any part thereof.

ESTOPPEL CERTIFICATES

4.22 To provide within 15 calendar days of the request and at the cost of the Landlord (such cost to be reasonable) an estoppel certificate for the Landlord, addressed to the Landlord and any potential buyer or mortgagee, binding upon the Tenant, in the Landlord's standard form containing such statements as the Landlord may reasonably require with reasonable promptness upon request by the Landlord.

LANDLORD MAY PERFORM TENANT'S COVENANTS

4.23 If the Tenant shall fail to perform or cause to be performed each and every one of the covenants and obligations of the Tenant in this Lease contained the Landlord shall have the right (but shall not be obligated) to perform or cause the same to be performed and to do or cause to be done such things as may be necessary or incidental thereto (including without limiting the foregoing, the right to make repairs, installations, erections and expend moneys) and all payments, expenses, charges, fees and disbursements, including reasonable solicitors' fees and disbursements, incurred or paid by or on behalf of the Landlord in respect thereof shall be paid by the Tenant to the Landlord forthwith.

                                    ARTICLE 5

                              LANDLORD'S COVENANTS

The Landlord covenants with the Tenant as follows:

QUIET ENJOYMENT

5.1 The Tenant, paying the Rent hereby reserved and performing the covenants herein on the Tenant's part contained, shall and may peaceably possess and enjoy the Demised Premises for the Term hereby granted without any interruption or disturbance from the Landlord or any other person or persons lawfully claiming by, from or under the Landlord; SUBJECT ALWAYS to the terms, covenants and conditions contained in this Lease.

TAXES

5.2 The Landlord shall pay or cause to be paid Taxes subject to contribution by the Tenant as provided in paragraph 4.4 hereof.

MANAGEMENT, OPERATION AND MAINTENANCE

5.3 The Landlord acting reasonably shall manage, operate, maintain, repair and replace the Project and Lands subject to the cost and expense thereof being contributed to by the Tenant as provided in paragraph 4.5 hereof.


                                    ARTICLE 6

                             INSURANCE AND INDEMNITY

TENANT INSURANCE

6.1 The Tenant shall, at its expense, provide and maintain in force during the Term:

     (a) plate glass insurance, for the benefit of the Landlord and the Tenant, covering all plate glass in the Demised Premises, including plate glass windows and doors, in an amount equal to the full insurable value thereof;

     (b) owned automobile insurance with respect to all motor vehicles owned by the Tenant and operated in its business;

     (c) comprehensive general liability of not less than $3,000,000.00 per occurrence and property damage insurance, including fire, tenant's legal liability insurance, for the benefit of injury or death to one or more persons, or property damage, occurring in the Demised Premises or the Building or on the Development; and

     (d) insurance in respect of fire and such other perils as are from time to time defined in the usual extended coverage endorsement covering the Tenant's leasehold improvements, trade fixtures and furniture and equipment to the full insurable value thereof.

DETAILS OF POLICIES

6.2 All policies of insurance required to be maintained by the Tenant shall have the following provisions or characteristics:

               (a) all insurance shall be effected with insurers and brokers and upon terms and conditions satisfactory to the Landlord, acting reasonably;

               (b) to the extent applicable, all policies of insurance shall contain a waiver of subrogation clause in favour of the Landlord and shall also contain a clause requiring the insurer not to cancel or change the insurance without first giving the Landlord 30 days' prior written notice thereof; and

               (c) all policies of insurance shall be written to protect the Landlord and its mortgagees, if any, and the Tenant, notwithstanding any act or neglect of such parties which might otherwise result in the forfeiture of such policies or any of them.

PROOF OF INSURANCE

6.3 The Tenant shall provide, upon request, proof of new or continued insurance to the Landlord at least 7 days prior to the expiration date recited in any of the Tenant's insurance policies, such proof to be in form and content satisfactory to the Landlord, acting reasonably. The Tenant agrees that if it does not provide or maintain in force such insurance, the Landlord may, but shall not be obligated to, take out the necessary insurance and pay the premium therefor for periods of one year at a time, and the Tenant shall pay to the Landlord as Additional Rent the amount of such premium immediately on demand. In the event the Landlord takes out insurance as aforesaid, the Landlord shall in no way be responsible for the sufficiency of such insurance.

PRIORITY OF CLAIMS

6.4 If both the Landlord and the Tenant have claims to be indemnified under any such insurance, the indemnity shall be applied first to the settlement of the claim of the Landlord and the balance, if any, to the settlement of the claim of the Tenant.

ACTS CONFLICTING WITH INSURANCE

6.5 The Tenant shall not do or permit to be done any act or thing which may render void or voidable or conflict with the requirements of any policy or policies of insurance, including any regulations of fire insurance underwriters applicable to such policy or policies, whereby the Demised Premises or the Building or the Development are insured or which may cause any increase in premium to be paid in respect of any such policy. If any such policy or policies is or are cancelled by reason of any act or omission of the Tenant, the Landlord shall have the right at its option to terminate this Lease forthwith by giving written notice of termination to the Tenant, and if the premium to be paid in respect of any such policy is increased by any act or omission of the Tenant (including the use of the Demised Premises described in paragraph 2.3), the Tenant shall pay to the Landlord the amount by which said premium shall be so increased.

INDEMNITY TO THE LANDLORD

6.6 The Tenant shall indemnify and save harmless the Landlord from any and all liabilities, damages, costs, claims, suits or actions arising out of:


          (a)  any  breach,   violation  or  non-performance  of  any  covenant,
          condition or agreement in this Lease set forth and contained on the part of the Tenant to be fulfilled, kept, observed or performed;

          (b) any occurrence in, upon, about or at the Demised Premises, except to the extent caused by the negligence or wilful misconduct of the Landlord;

          (c) any and all costs incurred by the Landlord in making good any damage caused to the Development including the furnishing and amenities thereof as a result of the negligent or wilful act or omission of the Tenant or any person for whom the Tenant is in law responsible; and

          (d) any injury to any licensee, invitee, agent or employee of the Tenant, including death resulting at any time therefrom, occurring in or about the Development, except to the extent caused by the negligence or wilful misconduct of the Landlord;

and this indemnity shall survive the expiry or sooner termination of this Lease.

FURTHER INDEMNITY

6.7 Notwithstanding anything to the contrary herein contained, if the Project or the Building or any part thereof or any appurtenance thereto, becomes damaged or destroyed through the negligence or wilful act or omission of the Tenant or any person for whom the Tenant is in law responsible, then all necessary repairs, replacements or alterations shall at the sole option of the Landlord, be made either by the Landlord or the Tenant, but in any event, the expense thereof shall be borne by the Tenant who shall pay the same to the Landlord forthwith on demand and the same shall be collectible by the Landlord from the Tenant as if Rent in arrears; the provisions of paragraph 7.1(c) shall apply to this paragraph if the Tenant is required to carry out the repairs, replacements or alterations pursuant to this paragraph.

LANDLORD NOT RESPONSIBLE FOR INJURIES, LOSS, DAMAGE

6.8 The Landlord shall not be responsible in any way for any injury (including death) to any person or for any loss of or damage to any property belonging to the Tenant or to other occupants of the Demised Premises or to their respective customers, invitees, licensees, agents, servants or any other persons from time to time attending at the Demised Premises while such person or property is in or about the Building or Development or any roadways, parking areas, lawns, sidewalks, steps, truckways, platforms, corridors, or stairways in connection therewith, including without limiting the foregoing, any loss of or damage to any such property caused by theft or breakage, or by steam, water, rain or snow which may leak into, issue or flow from any part of the Building or Development or any adjacent or neighbouring lands or premises or from any other place or quarter or for any loss of or damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by smoke or anything done or omitted to be done by the Landlord or by any other tenant of premises in the Building or the Project or for any other loss whatsoever with respect to the Demised Premises and/or any business carried on therein.

NO LIABILITY FOR INDIRECT DAMAGES

6.9 Under no circumstances shall the Landlord be liable for indirect or consequential damage or damages for personal discomfort, illness or death by reason of the non-performance or partial performance of any covenants of the Landlord herein contained including, without limiting the generality of the foregoing, the heating of the Demised Premises or the operation of the air-conditioning equipment, plumbing or other equipment in the Building or the Demised Premises.

LANDLORD INSURANCE

6.10 The Landlord shall take out and keep in force during the Term insurance with respect to the Development except for the leasehold improvements in the Demised Premises. The insurance to be maintained by the Landlord shall be in respect of periods and to amounts and on terms and conditions which from time to time are insurable at a reasonable premium and which are normally insured by reasonably prudent owners of properties similar to the Development, all as from time to time determined at reasonable intervals by insurance advisors selected by the Landlord, and whose opinion shall be conclusive. Unless and until the insurance advisors shall state that any such perils are not customarily insured against by owners of properties similar to the Development, the perils to be insured against by the Landlord shall include, without limitation, public liability, boilers and machinery and fire and extended perils and may include at the option of the Landlord losses suffered by the Landlord in its capacity as Landlord through business interruption.

                                    ARTICLE 7

                             REPAIRS AND ALTERATIONS

REPAIRS

7.1 (a) The Tenant shall, during the Term and at the Tenant's sole cost and expense, well and sufficiently renew, rebuild, repair, replace, operate, maintain, paint and keep the Demised Premises, with the appurtenances and all fixtures including plumbing, electrical, heating, air-conditioning and other facilities and systems, in good and substantial repair when, where and so often as need shall be, reasonable wear and tear and damage by fire and other risks against which the Landlord is insured only excepted.

         (b) The Landlord and its agents shall have the right at all reasonable times during the Term, to enter the Demised Premises to examine the condition thereof, and the Tenant shall well and sufficiently repair and make good the Demised Premises according to notice from the Landlord, such repairs to be made as expeditiously as possible but in any event within the time provided for by the Landlord.

         (c) The Tenant shall, when necessary and whether upon receipt of notice from the Landlord or not, effect and pay for such repairs, replacements or alterations as may be the responsibility of the Tenant under this Lease by the use of contractors or other qualified workers designated or approved by the Landlord in writing. If the Tenant fails to comply with the Landlord's request to effect such repairs, replacements or alterations within the time provided for by the Landlord, then the Landlord may cause such repairs, replacements or alterations to be undertaken. In that event, or in the event that the Landlord elects to make the repairs, replacements or alterations referred to in paragraph 6.7, then the Landlord shall be entitled to recover from the Tenant a fee of supervision for the carrying out of such repairs, replacements or alterations, such fee to be an amount equal to 15% of the moneys expended or of the cost of repairs, replacements or alterations carried out by or under the supervision of the Landlord, which amount shall be in addition to the cost of such work or moneys expended, and the cost of such work or moneys expended together with the said fee shall be collectible by the Landlord from the Tenant as if Rent in arrears. The Rent hereunder shall in no wise abate while such repairs, replacements or alterations are being made by reason of loss or interruption of the business of the Tenant because of the prosecution of any such work.

         (d) The Tenant shall throughout the term operate and maintain the heating, ventilating, air-conditioning and humidity control equipment (herein referred to as "HVAC") within or serving the Demised Premises in such a manner as to maintain reasonable conditions of temperature, air circulation and humidity within the Demised Premises as determined by the Landlord. The Tenant shall comply with such reasonable rules and regulations as the Landlord shall make from time to time respecting the maintenance, repair and operation of the HVAC and shall, upon the request of the Landlord and at the cost of the Tenant, obtain and maintain throughout the term a preventative maintenance contract for the HVAC with a maintenance company acceptable to the Landlord.

ALTERATIONS

7.2 (a) The Tenant shall not without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, make any installations, alterations, repairs or improvements in or to the Demised Premises (collectively "Alterations"). The Tenant shall submit to the Landlord detailed plans and specifications of any Alterations when applying for consent, and the Landlord reserves the right to recover from the

          Tenant the cost of having its architects or engineers examine such plans and specifications. The Landlord may require that any or all work to be done, or materials to be supplied hereunder shall be done or supplied by the Landlord's contractors and/or workers provided that the cost of such work or materials shall be reasonable or by contractors and/or workers engaged by the Tenant but first approved by the Landlord. In any event, any or all work to be done or materials to be supplied hereunder shall be at the sole cost and expense of the Tenant and shall be done and supplied and paid for in the manner and according to such terms and conditions, if any as the Landlord may prescribe. Any connections of apparatus to the electrical system other than a connection to an existing base receptacle shall be deemed to be an Alteration within the meaning of this paragraph. No connection to an existing base receptacle shall be made if such connection would, if made, overload the capacity of such receptacle.

          (b) Any Alterations, business and trade fixtures, machinery and equipment, cabinet work, furniture or immovable partitions attached to the Demised Premises in any way other than by their own weight and all plumbing or wiring installed by or on behalf of the Tenant shall be deemed to become the Landlord's property forthwith upon their being so attached. Notwithstanding the foregoing, the Landlord may by written notice to the Tenant at least 60 days prior to the expiry of the Term elect to require the Tenant to remove all or any part of the Alterations, business and trade fixtures, machinery and equipment, cabinet work, furniture or immovable partitions owned or installed by the Tenant at the expiration of this Lease, in which case such removal shall be done at the Tenant's expense and the Tenant shall, at its expense, repair any damage to the Demised Premises caused by such removal. If the Tenant does not remove such property forthwith upon written notice from the Landlord, the Landlord may remove the same, and the cost of such removal and the cost of repairing any damage to the Demised Premises occasioned thereby shall be paid to the Landlord by the Tenant forthwith upon demand, and the Landlord will not be responsible for any loss or damage to such property caused by such removal.

          (c) The Tenant shall promptly pay all charges incurred by the Tenant for any work, materials or services that may be done, supplied or performed in respect of the Demised Premises and shall forthwith discharge any liens at any time filed against the Lands or any part thereof and shall keep the Lands free from liens. If the Tenant fails to do so, the Landlord may, but shall be under no obligation to, pay into Court the amount required to obtain a discharge of any such lien in the name of the Tenant and any amount so paid together with all disbursements and costs in respect of such proceedings on a solicitor and client basis shall be forthwith due and payable by the Tenant to the Landlord as Additional Rent. The Tenant shall allow the Landlord to post and keep posted on the Demised Premises any notices that the Landlord may desire to post under the provisions of applicable builders' or mechanics' lien or other legislation.


          (d) The Tenant shall not without the prior written consent of the Landlord put up any window drapes, blinds, awnings or other similar things or cover the floors with anything other than loose rugs.

NOTICE OF ACCIDENTS, DEFECTS, ETC.

7.3 The Tenant shall give the Landlord prompt written notice of any damage to or defect in the heating and air-conditioning apparatus, water pipes, gas pipes, telephone lines, electric light or other wires or other casualty.

CARE OF DEMISED PREMISES

7.4 (a) The Tenant shall take good care of the Demised Premises and keep same in a clean, tidy and healthy condition.

         (b) The Tenant shall at its own expense be responsible for and shall maintain and replace from time to time as may be reasonably necessary during the Term of this Lease all light fixtures, bulbs, tubes, ballasts, starters and fuses in the Demised Premises. Notwithstanding the foregoing, the Landlord shall have the right to attend to such maintenance and replacements, but the expense thereof shall remain the responsibility of the Tenant.

         (c) The Tenant shall at its own expense replace or repair, under the direction and to the reasonable satisfaction of the Landlord, the glass, locks and trimmings of the doors and window in or upon the Demised Premises which become damaged or broken.

         (d) The Tenant shall not allow any ashes, refuse, garbage or other loose or objectionable material to accumulate in or about the Demised Premise.

         (e) The Tenant shall place in containers of a type approved by the Landlord all garbage and refuse and such containers shall be deposited for pick-up at such times and places as are designated in writing from time to time by the Landlord.

         (f) The Tenant shall maintain in good operating condition and to the satisfaction of the Landlord the water, sewer and gas connections and all other mechanical systems in the Demised Premises and shall keep the same in clean and good working order. It is understood and agreed that in case the said fixtures and equipment or any part thereof shall be damaged or destroyed or become incapable of performing their function, the Tenant shall repair or replace the same to the satisfaction of the Landlord.

         (g) The Tenant shall make all repairs and replacements to the Demised Premises made necessary by reason of burglary or attempted burglary.

         (h) The Tenant shall heat the Demised Premises at all reasonable times and shall maintain such heat at a temperature required to prevent damage of any nature or kind whatsoever to the Demised Premises, and if damage does occur to the Demised Premises due to the Tenant's failure to heat, the Tenant agrees to pay for the repairs arising thereby.

         (i) The Tenant shall keep well painted the painted portions of the interior of the Demised Premises.

LANDLORD'S RIGHT TO DO WORK

7.5 (a) The Landlord shall have the right to make additions to and/or improvements or installations in and/or repairs to the Building and/or the Project and/or the Common Areas and Facilities and whenever reference is made in this Lease to the Building or the Project or the Common Areas and Facilities, it shall mean the Building and/or Project and/or the Common Areas and Facilities as the same may be changed, added to or improved from time to time and in relation to any such additions, improvements, installations, or repairs the Landlord may cause such reasonable obstructions of and interference with the use or enjoyment of the Project, the Building, the Demised Premises and/or Common Areas and Facilities as may be reasonably necessary for the purposes aforesaid and may interrupt or suspend the supply of electricity, water or other services when necessary and until said additions, improvements, installations or repairs shall have been completed, there shall be no abatement in Rent nor shall the Landlord be liable by reason thereof.

         (b) The Landlord and any persons authorized by the Landlord shall have the right to use, install, maintain and/or repair pipes, wires, ducts or other installations in, under or through the Demised Premises for or in connection with the supply of any services to the Demised Premises or any other premises in the Building. Such services shall include, without limiting the generality of the foregoing, gas, electricity, water, sanitation, telephone, heating, air-conditioning and ventilation. There shall be no abatement of Rent while such use, installation, maintenance and/or repair is being carried out, by reason of loss or interruption of the business of the Tenant because of the prosecution of any such work.

         (c) The Landlord and any persons authorized by the Landlord shall have the right to enter upon the Demised Premises to make such decorations, repairs, alterations, improvements or additions as it may deem advisable and the Landlord or any persons authorized by the Landlord shall be allowed to take all material into and upon the Demised Premises that may be required therefor. There shall be no abatement of Rent while such decorations, repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of the Tenant because of the prosecution of any such work.

         (d) The Landlord shall provide reasonable advance notice prior to exercising its rights under the preceding provisions of this paragraph
         7.05 save in the case of a real or apprehended emergency, when no such notice shall be required, and all additions, improvements, installation or repairs performed by the Landlord under the preceding provisions of this paragraph 7.05 shall be made as expeditiously as reasonably possible and in a manner which interferes as little as possible with the Tenant's permitted use of the Demised Premises.

LANDLORD'S RIGHT TO INSPECT AND DISPLAY SIGN

7.6 During the Term hereby created any person or persons may inspect the Demised Premises and all parts thereof at all reasonable times on producing a written order to that effect signed by the Landlord or its agents. In addition, the Landlord shall have the right during the last three months of the Term to show the Demised Premises to prospective tenants during normal business hours upon reasonable advance notice and to place upon the Demised Premises a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant, stating that the Demised Premises are for rent and further provided that the Tenant will not remove such notice or permit the same to be removed and will co-operate with the Landlord in the showing of the Demised Premises.

LANDLORD'S REPAIRS

7.7       The Landlord covenants with the Tenant:

          (a) subject to Article 9, to keep in a good and reasonable state of repair, and consistent with the general standards of buildings of similar age, character and comparable location in British Columbia:

                    (i) the Building (other than the Demised Premises and premises of other tenants) including the foundation, roof, exterior walls including exterior glass portions thereof, the systems for interior climate control, the elevators, entrances, stairways, corridors and lobbies and washrooms and other Common Areas and Facilities from time to time provided for use in common by the Tenant and other tenants of the Building and the systems provided for bringing utilities to the Demised Premises; and




                    (ii) the structural members or elements of the Building; and

          (b) to repair defects in construction performed or installations made by the Landlord in the Demised Premises and damage in respect of fire or other perils against which the Landlord is required to or has in fact maintained insurance coverage hereunder.

                                   ARTICLE 8

                             TRANSFER AND ASSIGNMENT

ASSIGNING OR SUBLETTING

8.1 The Tenant shall not assign this lease or sublet, part with or share possession of the Demised Premises or by licence permit any other person or corporation to occupy the Demised Premises in whole or in part and shall not mortgage this Lease or any right hereunder or interest herein (herein a "Transfer") without the prior written consent of the Landlord, which consent, subject as hereinafter provided shall not be unreasonably withheld. At the time that the Tenant requests the consent of the Landlord, the Tenant shall deliver to the Landlord such information in writing as the Landlord may reasonably require respecting the proposed assignee, subtenant, occupant or licensee (herein the "Transferee") including without limitation:


         (a)      the identity of the proposed Transferee;

         (b) the specific terms and conditions of such proposed assignment, sublease or other dealing;

         (c) the names and addresses of the beneficial owners of the shares of any proposed corporate Transferee;

         (d) current information on the financial affairs and business experience of the proposed Transferee, including references; and

         (e)      such other information as the Landlord may reasonably require.

Within 15 days of receiving all of the information required as set out above, the Landlord shall by written notice advise the Tenant that the Landlord consents or does not consent to the Transfer or, alternatively, that the Landlord has elected to exercise its right under paragraph 8.4.

NO RELEASE

8.2 In no event shall any Transfer, whether the Landlord has consented to the same or not, release or relieve the Tenant from its obligations to perform fully all of the terms, covenants and conditions of this Lease on its part to be performed and in any event the Tenant shall be liable for the Landlord's reasonable costs incurred in connection with the Tenant's request for consent.

CHANGE OF CONTROL

8.3 If the Tenant is a non-reporting or closely held company, any change in control of such company shall be deemed to be a Transfer for the purposes hereof.

RIGHT OF LANDLORD TO TERMINATE

8.4 Notwithstanding anything to the contrary herein contained, upon the Landlord receiving a request from the Tenant to consent to a Transfer, the Landlord shall have the right to terminate this Lease with respect to the portion of the Demised Premises which is the subject of the Transfer, such right to be exercised by written notice within 15 days of the Landlord receiving all of the information required pursuant to paragraph 8.1. Should the Landlord exercise its right of termination as aforesaid, the Tenant shall have a further period of 15 days from receipt of the Landlord's notice to withdraw its request for consent to the Transfer, failing which this Lease shall terminate with respect to the portion of the Demised Premises which is the subject of the Transfer as of the date set out in the Landlord's notice of termination (which shall be not less than 30 nor more than 60 days from the date of such notice), and the Tenant shall pay Rent to the date of termination for such portion of the Demised Premises, following which this Lease shall cease with respect to such portion and all obligations hereunder (save such as have arisen prior to the date of termination) shall cease.

SALE BY LANDLORD

8.5 In the event of a sale or conveyance by the Landlord of the Lands on which the Building is located or in the event of an assignment of this Lease by the Landlord, then to the extent such purchaser or assignee assumes the obligations of the Landlord hereunder the same shall operate to release the Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained on the part of the Landlord, and in such event the Tenant agrees to look solely to the responsibility of the successor in interest of the Landlord. If any security is given by the Tenant to secure performance of the Tenant's covenants hereunder, the Landlord may transfer such security, to the purchaser of the reversion and thereupon the Landlord shall be discharged from any further liability in reference thereto.


                                    ARTICLE 9

                              DAMAGE OR DESTRUCTION

DAMAGE OR DESTRUCTION WITHOUT TERMINATION

9.1 If during the Term hereby demised or any extension thereof the Demised Premises shall be damaged or destroyed by a peril or perils in respect of which the Landlord is insured, the Rent shall abate in proportion to that part of the Demised Premises rendered unfit for occupancy bears to the whole of the Demises Premises until the Demised Premises are rebuilt; and the Landlord agrees that it will with reasonable diligence repair the Demised Premises unless the Tenant is obligated to repair under the terms hereof or unless this Lease is terminated as hereinafter provided; subject always to the provisions of paragraph 9.2 or 9.3.

DAMAGE OR DESTRUCTION WITH TERMINATION

9.2 If the Demised Premises or the Building of which the Demised Premises form a part or the Project are damaged or destroyed by any cause whatsoever and if in the opinion of the Landlord reasonably arrived at, the Demised Premises cannot be repaired, rebuilt or made fit for the purposes of the Tenant or any other premises in the Building or the Project cannot be repaired, rebuilt or made fit for the purposes of other tenants, in either case within 90 days of the damage or destruction, the Landlord may, at its option, terminate this Lease by giving the Tenant within 30 days of such damage or destruction notice of termination and thereupon the Basic Rent, Additional Rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage or destruction and the Tenant shall immediately deliver up possession of the Demised Premises to the Landlord; PROVIDED THAT notwithstanding the termination of this Lease as in this paragraph set forth, the Tenant shall remain liable for any outstanding obligations of the Tenant under this Lease as at the time of such termination.

DAMAGE OR DESTRUCTION OF BUILDING

9.3 If the Building or part thereof shall be damaged or destroyed and such damage or destruction, in the opinion of the Landlord, materially interferes with the enjoyment of the Demised Premises by the Tenant, the Rent in respect of the Demised Premises shall abate in proportion to such interference during the period such interference shall continue.


                                   ARTICLE 10

                              DEFAULT AND RE-ENTRY

RE-ENTRY

10.1 (a) It is hereby expressly agreed that if and whenever the Rent hereby reserved, or any part thereof, shall be unpaid for seven days after the date on which the same ought to have been paid, although no formal demand shall have been made therefor, or in case of the breach or non-performance of any of the covenants or agreements herein contained on the part of the Tenant which breach or non-performance continues for a period of 15 days after written notice from the Landlord, or if the Demised Premises are vacated or become vacant or remain unoccupied for five days or are not used for the purpose specified then and in any of such cases the Landlord shall have the immediate right to re-enter and take possession of the Demised Premises whereupon, at the Landlord's option, the balance of the Term shall be forfeit and the Landlord may remove all persons and property from the Demised Premises and such property so removed may be stored wherever the Landlord chooses at the Tenant's cost and expense.

         (b) Should the Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease make such alterations and repairs as may be necessary in order to relet the Demised Premises, and may relet the Demised Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) at such rental or rentals and upon such other terms and conditions as the Landlord in its sole discretion may deem advisable; upon each such reletting, all rents received by the Landlord from such reletting for the unexpired portion of the Term shall be applied, first, to the payment of any indebtedness other than Rent due hereunder from the Tenant to the Landlord; secondly, to the payment of any costs and expenses of such reletting, including brokerage fees and solicitors' fees and of costs of such alterations and repairs; thirdly, to the payment of Basic Rent and Additional Rent due and unpaid hereunder and the residue, if any, shall be held by the Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such rents received from such reletting during any month are less than that required to be paid during that month by the Tenant hereunder, the Tenant shall pay all such deficiency to the Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Demised Premises by the Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to the Tenant or left on the Demised Premises. Notwithstanding any such reletting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such breach. Should the Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have it may recover from the Tenant all damages it may incur by reason of such breach, including the cost of re-entering the Demised Premises, reasonable solicitors' fees and including the worth at the time of such termination of the excess, if any, of the amount of rent charges equivalent to Rent reserved in this Lease for the remainder of the Term over the then reasonable rental value of the Demised Premises for the remainder of the Term, all of which amounts shall be immediately due and payable by the Tenant to the Landlord.

BANKRUPTCY

10.2 If the Term hereby granted shall be at any time seized or taken in execution or in attachment by any creditor of the Tenant or if the Tenant shall make any assignment for the benefit of creditors, or becoming bankrupt or insolvent shall take the benefit of any Act that may be in force for bankrupt or insolvent debtors, or if the Tenant should abandon the Demised Premises then in any such case the said Term shall at the option of the Landlord, immediately become forfeited and void and the then current month's Rent and Rent for the three months next following shall immediately become due and payable and in such case it shall be lawful for the Landlord at any time thereafter to re-enter into or upon the Demised Premises, or any part thereof, and the same to have again, repossess and enjoy as of its former estate anything herein contained to the contrary notwithstanding, and neither this Lease nor any interest therein nor any estate created hereby shall pass to or enure to the benefit of any trustee in bankruptcy or any receiver or any assignee for the benefit of creditors or otherwise by operation of law. For the purposes of section 65.2(3)(a) of the BANKRUPTCY AND INSOLVENCY ACT (Canada) the Tenant acknowledges that the six months rent referred to therein shall mean six months Rent hereunder calculated from the date on which the repudiation of this Lease takes effect pursuant to such Act.

WAIVER OF EXEMPTION FROM DISTRESS

10.3 In consideration of the premises and of the leasing and letting by the Landlord to the Tenant of the Demised Premises for the Term hereby created (and it is upon that express understanding that these presents are entered into), notwithstanding anything contained in any Statute or in any Statute which may hereafter be passed, none of the goods or chattels of the Tenant at any time during the continuance of the Term hereby created on the Demised Premises shall be exempt from levy by distress for Rent in arrears by the Tenant as provided for in any such Statute or any amendment or amendments thereto upon any claim being made for such exemption by the Tenant or on distress being made by the Landlord this covenant and agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in any such Statute or amendment or amendments thereto; the Tenant waives, as the Tenant hereby does, all and every benefit that could or might have accrued to the Tenant under and by virtue of any such statute or any amendment or amendments thereto but for this covenant.

FOLLOW CHATTELS

10.4 In case of removal by the Tenant of the goods and chattels of the Tenant from the Demised Premises, the Landlord may follow the same for 30 days or such longer period of time as may be permitted by law.

OVERLOOKING AND CONDONING

10.5 Any condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall not operate as a waiver of the Landlord's rights hereunder in respect of any subsequent default, breach or non-observance nor as to defeat or affect in any way the rights of the Landlord hereunder in respect of any subsequent default, breach or non-observance.

                                   ARTICLE 11

                                  SUBORDINATION

SUBORDINATION

11.1 The Tenant covenants and agrees with the Landlord that the Tenant shall from time to time upon the written request of the Landlord, enter into an indenture:

         (a) subordinating the Term hereby demised and the rights of the Tenant hereunder to any mortgage, including any deed of trust and mortgage and all indentures supplemental thereto, or any ground lease, present or future, which includes the Demised Premises; or at the option of the Landlord

         (b) agreeing that the Term hereby demised shall be prior to any such mortgage, including any deed of trust and mortgage and all indentures supplemental thereto, or ground lease,

provided if the Tenant fails to execute any such indenture with reasonable promptness upon request by the Landlord, the Tenant hereby irrevocably authorizes and appoints the Landlord as its attorney to execute the same on the Tenant's behalf. Notwithstanding any such postponement or subordination as aforesaid, the Tenant agrees that its obligations under this Lease shall remain in full force and effect notwithstanding any action at any time taken by a mortgagee or head landlord of the Lands or any part thereof to enforce the security of any such mortgage, including any deed of trust and mortgage and all indentures supplemental thereto, or ground lease; PROVIDED ALWAYS however, that any postponement or subordination given hereunder shall reserve to the Tenant the right to continue in possession of the Demised Premises under the Terms of this Lease so long as the Tenant shall not be in default hereunder.

                                   ARTICLE 12
                                     NOTICES

NOTICES

12.1 Any notice, advice, document or writing required or contemplated by any provision hereof shall be given in writing and if to the Landlord, either delivered personally or transmitted by facsimile to an officer of the Landlord's agent, PPM Real Estate Managers (Canada) Limited or mailed by prepaid mail addressed to the Landlord care of PPM Real Estate Managers (Canada) Limited at the following address:

         PPM Real Estate Managers (Canada) Limited
         440 - 1090 West Georgia Street
         Vancouver, British Columbia
         V6E 3V7

         (facsimile number: (604) 682-5425)

with a copy to:

         PPM Real Estate Managers (Canada) Limited
         1200, 141 Adelaide Street West
         Toronto, Ontario
         M5H 3L9

         (facsimile number: (416) 362-1431)

         Attention:  Senior Vice-President

and if to the Tenant, either delivered personally to the Tenant (or to an officer of the Tenant, if a corporation) or mailed by prepaid mail addressed to the Tenant at the Demised Premises, or if an address of the Tenant is shown in the description of the Tenant above, to such address. Every such notice, advice, document or writing shall be deemed to have been given when delivered personally, upon the usual confirmation of transmission and receipt if sent by facsimile, or if mailed as aforesaid, upon the fifth day after being mailed save and except in the event of a labour dispute or other disruption affecting postal service occurring within five days of the date of mailing in which event notice will not be deemed to have been received until actually received. The Landlord may from time to time by notice in writing to the Tenant designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address and persons to which such notices are to be mailed and may require that copies of notices be sent to an agent designated by it. The Tenant may, if an address of the Tenant is shown in the description of the Tenant above, from time to time by notice in writing to the Landlord, designate another address as the address to which notices are to be mailed to it, or specify with greater particularity the address to which such notices are to be mailed.

                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

UNAVOIDABLE FAILURES OR DELAYS

13.1 Notwithstanding anything to the contrary in the Lease contained, if either party hereto shall be bona fide delayed or hindered in or prevented from the performance of any term, covenant or act required hereunder by reason of strikes, labour troubles inability to procure materials or services, failure of power, restrictive governmental laws or regulations, riots, insurrection, sabotage, rebellion, war, act of God, or other reason whether of a like nature or not, not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such terms, covenants or acts shall be extended for a period equivalent to the period of such delay. The provisions of this paragraph shall not operate to excuse the Tenant from the prompt payment of Basic Rent, Additional Rent, or any other amounts which it is required by the terms of this Lease to pay. This paragraph shall not be construed to include in the reasons for any such delays, financial impecuniosity or incapacity.

ENTIRE AGREEMENT

13.2 This Lease and the Schedules (including the rules and regulations) attached hereto and which form part hereof set forth all the covenants, promises, agreements, conditions and understandings, between the Landlord and the Tenant concerning the Demised Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the Landlord or the Tenant unless in writing and signed by each of them except the rules and regulations adopted and promulgated by the Landlord and in accordance with the provisions of this Lease.

SUBDIVISION

13.3 The Tenant will at the request of the Landlord and at no expense to the Tenant execute all consents, sign all subdivision plans and do all things necessary to permit the subdivision of the Lands.

REGISTRATION

13.4      The Tenant  shall not have the right to  register  this Lease without the prior consent of the Landlord, which consent may be withheld in the Landlord's sole discretion, and the Landlord shall not be obliged to deliver this Lease in registrable form. Should the Landlord consent to such registration, or should the Landlord require this Lease to be registered, then the parties shall re-execute this Lease in registrable form and such registration and the preparation of any plan necessary therefore shall be done by and at the sole cost and expense of the party desiring to register this Lease.

NET LEASE INTENT

13.5 The Tenant acknowledges and agrees that it is intended that this Lease shall be a completely carefree net lease for the Landlord except as expressly herein set out and that the Landlord shall not be responsible during the Term hereof for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Demised Premises, or the contents thereof and without limiting the generality of the foregoing, the Tenant shall be liable for the payment of all charges, impositions and expenses of every nature and kind relating to the Demised Premises and the contents thereof and its Proportionate Share of all charges, impositions, and expenses of every nature and kind relating to those parts of the Building, Project and Lands not intended for leasing and the Tenant covenants with the Landlord accordingly.

TIME OF ESSENCE

13.6      Time shall be of the essence of this Lease.

BINDING EFFECT

13.7 This Lease and everything herein contained shall enure to the benefit and be binding upon the heirs, executors, administrators, successors, assigns and other legal representatives, as the case may be of each of the parties hereto, subject to the granting of consent by the Landlord as provided in paragraph 8.1 to any assignment or sublease.

RELOCATION OF DEMISED PREMISES

13.8      DELETED.


IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and year first above written.

The Corporate Seal of                      )
2725321 CANADA INC.                        )
was affixed in the presence of:            )
                                           )
/s/ Mary B. Aubrey                         )
-----------------------                    )                        C/S
Mary B. Aubrey                             )
Vice President                             )
                                           )
/s/ Paul A. Brundage                       )
-----------------------                    )
Paul A. Brundage                           )
Vice President                             )

The Corporate Seal of APPLIED              )
DIGITAL ACCESS - CANADA, INC.              )
was affixed in the presence of:            )
                                           )
/s/ James L. Keefe                         )
-----------------------                    )                        C/S
James L. Keefe, Chief Financial Officer    )
                                           )
                                           )
                                           )
-----------------------                    )
Authorized Signatory                       )

                                  SCHEDULE "A"

Referred to in the attached Lease made as of January 1, 1997 between 2725321 CANADA INC. as Landlord, and APPLIED DIGITAL ACCESS - CANADA, INC. as Tenant.


The Demised Premises are that part of the Building situate on the Lands legally described in Schedule "B" hereto. The Demised Premises are shown outlined in heavy black line on the sketch plan attached to this Schedule "A".

The Demised Premises shall exclude the outside face of all perimeter walls of the Demised Premises but shall include windows and doors in the perimeter wall.

In calculating the Area of the Demised Premises or of the Building the calculation shall be computed by measuring from the exterior surface of the Building, in the case of exterior walls, and to the centre of partitions that separate the Demised Premises from adjoining rentable areas or Common Areas and Facilities. There shall be no deduction for vestibules or other recesses inside the building line or for columns, ducts, projection or other structural elements necessary to the Building. The Demised Premises includes all installations, fixtures, furnishings and amenities located within the Demised Premises.

The Area of the Demised Premises is hereby estimated to be 25,604 square feet, provided the Landlord may have the Area of the Demised Premises measured by its architect or engineer, and if the same is different from the figure set forth above then Basic Rent and the Tenant's Proportionate Share shall be adjusted accordingly, such adjustment to be retroactive to the Commencement Date.

                        [ATTACH SKETCH PLAN OF BUILDING]


            [NOTE: OUTLINE THE DEMISED PREMISES IN HEAVY BLACK LINE]

                                  SCHEDULE "B"

Referred to in the attached Lease made as of January 1, 1997 between 2725321 CANADA INC. as Landlord, and APPLIED DIGITAL ACCESS - CANADA, INC. as Tenant.


LEGAL DESCRIPTION OF LANDS

                  Lots A and B
                  District Lot 10
                  Group 1, New Westminster District
                  Plan 72477

MUNICIPAL ADDRESS OF DEMISED PREMISES

                  8630 - 8654 Commerce Court
                  Burnaby, B.C.
                  V5A 4N6

                                  SCHEDULE "C"

Referred to in the attached Lease made as of January 1, 1997 between 2725321 CANADA INC. as Landlord, and APPLIED DIGITAL ACCESS - CANADA, INC. as Tenant.


                              RULES AND REGULATIONS

1. Tenants shall not burn any trash or garbage in or about the Demised Premises or anywhere within the confines of the Lands.

2. Tenants shall not keep or display any merchandise on or otherwise obstruct any part of the Lands except as is specifically permitted in this Lease.

3.   Floors shall not be overloaded.

4. All loading and unloading of merchandise, supplies, materials, garbage, refuse and other chattels shall be made only through or by means of such doorways as the Landlord shall designate in writing from time to time.

5. Tenants shall in connection with their advertising in relation to the business carried on in the Demised Premises use and promote the name IMPERIAL SQUARE LAKE CITY or such other name as the Landlord may from time to time designate and in using such name in any advertisement, sign, poster, printing or other writing tenants will print, write or designate the same in a manner to be determined from time to time by the Landlord and in no other manner. Tenant shall not use such name in regard to any business other than their business upon the Demised Premises. Tenants agree that they will not carry on or permit to be carried on any business in the Demised Premises under a name or style other than their own name or call or permit the Demised Premises or any business carried on therein to be called any name other than their own name, without the prior written consent of the Landlord.

6. Tenants shall, upon written notice from the Landlord, within five days furnish the Landlord with the current Provincial License Number of any vehicle owned or used by employees of tenants.

7. Tenants shall not bring upon their premises any equipment, motor or any other thing which may damage the Building or the Project.

8. No merchandise, supplies, materials, garbage, refuse or other chattels shall be allowed to remain on any common area, and must at all time be contained within the Demised Premises.

9. The Tenant shall not use or occupy in any manner whatsoever the area of recess, if any, between the lease line of the Demised Premises and the store front of the Demised Premises, and the Landlord reserves the entire control over such area.

10. Wherever any window area is not used for the purpose of entrances, offices or show areas, the Tenant must construct at its own expense, enclosures or decorative screens as specified and approved by the Landlord, so as to protect the windows in that area from damage.

11. If any additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Demised Premises, or if any changes shall be made in existing locks or mechanisms thereof, the Tenant shall provide the Landlord with a duplicate key or keys so as to allow the Landlord access to the Demised Premises as and when required. The Tenant shall at the end of the Term or renewal term as the case may be, return to the Landlord all keys to the Demises Premises and to all other areas of the Building or the Project which may have been supplied to the Tenant.

12. No animals or motor vehicles shall be brought into the Demised Premises or the Building.

13.  DELETED.

14. The doors and windows or other apertures that reflect or admit light or air into the passageways or into any portion of the Demised Premises or the Building shall not be covered or obstructed by the Tenant in any manner whatsoever.

15.  Windows shall not be left open so as to admit rain or snow.

16. It shall be the responsibility of the Tenant to prevent any person from throwing objects out of windows or into the ducts or stairwells of the Demised Premises or the Building, and the Tenant shall pay for any cost, damage or injury resulting from any such act or acts.

17. Keys or other devices which are made available to the Tenant for the purpose of providing access to the exterior doors of the Building shall not be duplicated and shall be returned to the Landlord immediately upon termination of this Lease.

The foregoing rules and regulations as from time to time amended, are not necessarily of uniform application but may be waived in whole or in part in respect of other tenants without affecting their enforceability with respect to the Tenant or the Demised Premises. For the benefit and welfare of all or any tenants of premises upon the Lands as it may exist from time to time, the Landlord shall have the right to issue further Rules and Regulations and such further Rules and Regulations shall thereupon be binding on all tenants.

                                  SCHEDULE "D"

Referred to in the attached Lease made as of January 1, 1997 between 2725321 CANADA INC. as Landlord, and APPLIED DIGITAL ACCESS - CANADA, INC. as Tenant.


                              HAZARDOUS SUBSTANCES

DEFINITIONS

1.              In this Schedule "D":

"HAZARDOUS SUBSTANCE" means:

               (a) any radioactive material;

               (b) any explosive;

               (c) any substance that, if added to any water, would degrade or alter or form part of a process of degradation or alteration of the quality of that water to the extent that it is detrimental to its use by man or by any animal, fish or plant;

               (d) any solid, liquid, gas or odour or combination of any of them that, if emitted into the air, would create or contribute to the creation of a condition of the air that:

                   (i) endangers the health, safety or welfare of persons
                    or the health or animal life;

                   (ii) interferes with normal enjoyment of life or property; or

                   (iii) causes damage to plant life or to property;

               (e) any toxic substance;

               (f) any substance declared to be hazardous or toxic under any Law, Regulation or Order (as defined below) now or hereafter enacted or promulgated by any governmental authority having jurisdiction over the Landlord, the Tenant, the Demised Premises or the Development of which the Demised Premises form a part; and


               (g) any other substance which is or may become hazardous, dangerous or toxic to persons or property;

"LAWS" means all applicable federal, provincial, state, municipal, or local laws, by-laws, statutes, or ordinances, including, without limitation, the following: the Canadian ENVIRONMENTAL PROTECTION ACT, the British Columbia WASTE MANAGEMENT ACT and other applicable laws relating to the environment, occupational safety, product liability and transportation;

"REGULATIONS" mean all rules, regulations or the like promulgated under or pursuant to any Laws; and

"ORDERS" mean all applicable orders, decisions, or the like rendered by any ministry, department or administrative or regulatory agency.

TENANT'S COVENANT AS TO USE

2. Without limiting the generality of the covenants of the Tenant in the Lease contained, the Tenant covenants and agrees that the Tenant will not bring upon the Demised Premises or any part thereof any Hazardous Substances and if at any time, notwithstanding the foregoing covenant of the Tenant, there shall be any Hazardous Substances upon the Demised Premises or a part thereof whether or not brought thereupon by the Tenant, the Tenant shall, at its own expense:


         (a) immediately give the Landlord notice specifying the nature and location of the Hazardous Substances and thereafter give the Landlord from time to time written notice of the extent and nature of the Tenant's compliance with the following provisions of this paragraph;

         (b) promptly remove the Hazardous Substances from the Demised Premises in a manner which conforms with all Laws, Regulations and Orders governing the movement of the same and the reasonable requirements of the Landlord in connection with the movement; and

         (c) if requested by the Landlord, obtain at the Tenant's cost and expense from an independent consultant designated or approved by the Landlord verifying the complete and proper removal thereof from the Demised Premises or, if such is not the case, reporting as to the extent and nature of any failure to comply with the foregoing provisions of this paragraph.

COMPLIANCE WITH LAWS

3. Without limiting the generality of the covenants of the Tenant in the Lease contained, the Tenant shall, at its own cost and expense, comply with all Laws, Regulations and Orders from time to time in force relating to the Landlord, the Tenant, the business of the Tenant, the Demised Premises or the Development relating to Hazardous Substances and the protection of the environment and shall immediately give written notice to the Landlord of the occurrence of any event in the Demised Premises or on the Development which is in breach of any such Laws, Regulations or Orders or a contravention thereof and, if the Tenant shall, either alone or with others, cause the occurrence of such event, the Tenant shall, at its own expense:

         (a) immediately give the Landlord notice of the occurrence and the contravention and thereafter give the Landlord from time to time written notice of the extent and nature of the Tenant's compliance with the following provisions of this paragraph;

         (b) promptly remedy the contravention in a manner which conforms with all Laws, Regulations and Orders governing the movement of the same; and

         (c) if requested by the Landlord, obtain at the Tenant's cost and expense from an independent consultant designated or approved by the Landlord verifying the complete and proper remedying of the contravention or, if such is not the case, reporting as to the extent and nature of any failure to comply with the foregoing provisions of this paragraph.

The Tenant shall, at its own expense, remedy any damage to the Demised Premises and the Development caused by such event within the Demised Premises or by the performance of the Tenant's obligations under this paragraph as a result of such occurrence. If the Tenant fails to do so, the Landlord may at its option remedy the damage, and may recover its cost and expenses of so doing from the Tenant as Additional Rent under the Lease.

If any governmental authority having jurisdiction shall require the clean-up of any Hazardous Substances held, released, spilled, abandoned or placed upon the Demised Premises or the Development or released into the environment by the Tenant in the course of the Tenant's business or as a result of the Tenant's use or occupancy of the Demised Premises, then the Tenant shall, at its own expense, prepare all necessary studies, plans and proposals and submit the same for approval, provide all bonds and other security required by governmental authorities having jurisdiction and carry out the work required and shall keep the Landlord fully informed and provide to the Landlord full information with respect to the proposed plans and comply with the Landlord's reasonable requirements with respect to such plans. The Tenant agrees that if the Landlord determines, in its own discretion, that the Landlord, its property or its reputation is placed in any jeopardy by the requirement for any such work, the Landlord may itself undertake such work or any part thereof at the cost and expense of the Tenant.

ENQUIRIES BY LANDLORD

4. The Tenant hereby authorizes the Landlord to make enquiries from time to time of any government or governmental agency with respect to the Tenant's compliance with any and all laws and regulations pertaining to the Tenant, the Tenant's business and the Demised Premises including without limitation Laws, Regulations and Orders pertaining to Hazardous Substances and the protection of the environment; and the Tenant covenants and agrees that the Tenant will from time to time provide to the Landlord such written authorization as the Landlord may reasonably require in order to facilitate the obtaining of such information. Without limiting the generality of the foregoing, the Landlord shall have the right, during the last 3 months of the Term, to cause an independent environmental audit or assessment of the Demised Premises or the Building to be performed, and if such audit or assessment indicates the presence of Hazardous Substances the Tenant shall bear the cost of such audit or assessment, together with the cost of the clean-up, removal, containment, treatment, detoxification or neutralization, as the case may be, of such Hazardous Substances.

EVENT OF DEFAULT

5. The presence of any Hazardous Substances in the Demised Premises without the prior written approval of the Landlord shall be considered to be an event of default for the purposes of the Lease.

OWNERSHIP OF HAZARDOUS SUBSTANCES

6. If the Tenant shall bring or create upon the Development or the Demised Premises any Hazardous Substance or if the conduct of the Tenant's business shall cause thereto be any Hazardous Substance upon the Development or the Demised Premises then, notwithstanding any rule of law to the contrary, such Hazardous Substance shall be and remain the sole and exclusive property of the Tenant and shall not become the property of Landlord notwithstanding the degree of affixation of the Hazardous Substance or the goods containing the Hazardous Substance to the Demised Premises or the Development and notwithstanding the expiry or earlier termination of this Lease.

SURVIVAL OF COVENANTS

7. The obligations of the Tenant hereunder relating to Hazardous Substances shall survive the expiry or earlier termination of this Lease save only that, to the extent that the performance of those obligations requires access to or entry upon the Demised Premises or the Development or any part thereof, the Tenant shall have such entry and access only at such times and upon such terms and conditions as the Landlord may from time to time specify; and the Landlord may, at the Tenant's cost and expense, itself or by its agents, servants, employees, contractors and subcontractors, undertake the performance of any necessary work in order to complete such obligations of the Tenant; but having commenced such work, the Landlord shall have no obligation to the Tenant to complete such work.

                                  SCHEDULE "E"


Referred to in the attached Lease made as of January 1, 1997 between 2725321 CANADA INC. as Landlord, and APPLIED DIGITAL ACCESS - CANADA, INC. as Tenant.


                               INDEMNITY AGREEMENT

THIS AGREEMENT made as of January 1, 1997,

BETWEEN:

             APPLIED DIGITAL ACCESS, INC., 9855 Scranton Road, San Diego,
             ----------------------------
             California, U.S.A.  92121


             (hereinafter called the "Covenantor")

AND:

             2725321 CANADA INC., c/o PPM Real Estate Managers (Canada) Limited,
             -------------------
             1090 West Georgia Street, Vancouver, B.C.  V6E 3V7.


             (hereinafter called the "Landlord")


In consideration of the Landlord entering into the lease (the "Lease") made as of January 1, 1997 between the Landlord and APPLIED DIGITAL ACCESS - CANADA, INC. (the "Tenant") and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Covenantor, the Covenantor hereby represents and warrants to the Landlord that it is financially interested in the affairs of the Tenant and covenants and agrees with the Landlord as follows:

1. The Covenantor is financially interested in the affairs of the Tenant, and the granting of this Indemnity Agreement is in the best interests of the Covenantor.

2. The Covenantor shall indemnify and save harmless the Landlord in respect of any default by the Tenant in the carrying out of each and every one of the Tenant's covenants and agreements in the Lease set out.

3. If any default is made by the Tenant under the Lease the Covenantor shall on demand of the Landlord forthwith remedy such default.

4. The Covenantor shall indemnify and save harmless the Landlord with respect to all losses, costs, expenses, claims, liabilities and damages that may be suffered or incurred by the Landlord by reason of or relating to, directly or indirectly, any default by the Tenant under the Lease.

5.        This indemnity is absolute and unconditional.

6. The Landlord shall not be bound or required to proceed against the Tenant or any other obliged person or to have recourse to or exhaust any security from time to time held by it for the performance of the covenants or agreements of the Tenant in the Lease contained or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Covenantor.

7. The obligations of the Covenantor under this Agreement shall extend to the Term of the Lease and any overholding by the Tenant and to any renewal or extension of the Term of the Lease, whether such renewal or extension is entered into by the Tenant or by an assignee of the Tenant.

8. No proceeding under this Agreement and no recovery made as a result thereof will be a bar or a defence to any further proceeding under this Agreement.

9. The Covenantor waives the right to receive notice of any default by the Tenant under the Lease.

10. The obligations of the Covenantor under this Agreement shall in no way be released, discharged, reduced or otherwise affected by:

          (a) modifications, releases or discharges granted to the Tenant in respect of its obligations to keep, observe or perform its covenants and agreements under the Lease;

          (b) any agreement or other dealing between the Landlord and the Tenant having the effect of amending or altering the Lease or the obligations of the Tenant thereunder;

          (c) any neglect, delay or forbearance of the Landlord in demanding, requiring or enforcing the keeping, observance or performance by the Tenant of any of its covenants or agreements under the Lease or by the Covenantor of any of its obligations under this Agreement;

          (d) granting any extension of time, waivers, or indulgences;

          (e) any assignment of the Lease or subletting by the Tenant or any trustee in bankruptcy, receiver or other successor or any consent of the Landlord to any assignment or subletting;

          (f) bankruptcy, insolvency or dissolution of the Tenant or the Covenantor;

          (g) any other compromising, modifying or releasing of the Tenant's obligations under the Lease through the operation of any statute or law;

          (h) any event or occurrence which would have the effect at law of terminating or rendering unenforceable any covenants or agreements of the Tenant in the Lease contained or of the Covenantor hereunder;

          (i) any failure by the Landlord to give notice to the Covenantor of any default by the Tenant under the Lease;

          (j) any re-entry by the Landlord onto the premises demised under, or termination of, the Lease;

          (k) any change in the constitution of the Tenant, if a partnership; or

          (l) any other matter, thing, act or omission of the Landlord whatsoever.

11. Without limiting the generality of the foregoing, the Covenantor shall be bound by the terms and provisions of the Lease in the same manner as though the Covenantor were the tenant named in the Lease.

12. Except in the case of a surrender accepted by the Landlord, if the lease is terminated, or if the Lease is disclaimed pursuant to any statute, or if the Lease is repudiated by the Tenant pursuant to the provisions of the
BANKRUPTCY AND INSOLVENCY ACT (Canada), then and in any of such cases at the option of the Landlord to be exercised at any time within 6 months thereafter the Covenantor shall execute and deliver a new lease of the premises demised under the Lease between the Landlord as landlord and the Covenantor as tenant for a term equal in duration to the residue of the Term of the Lease remaining unexpired immediately prior to the effective date of such termination, disclaimer or repudiation. Such new lease shall contain the same landlord's and tenant's obligations respectively and the same covenants, obligations and agreements, terms and conditions in all respects (including the proviso for re-entry) as are contained in the Lease. If the Covenantor fails to execute and deliver a new lease as aforesaid, the Covenantor shall be deemed to have executed and delivered the same.

13. The benefit of the Covenantor's covenants herein may, from time to time, be assigned, collaterally, conditionally or otherwise, to any other entity to whom the Landlord assigns the benefits of the Lease and such other assignee shall be entitled to enforce the provisions hereof against the Covenantor as though such assignee were the original contracting party hereto with the Covenantor.

14. This Agreement shall extend to and be binding upon the Covenantor, its heirs, executors, administrators, successors and assigns and shall enure to the benefit of and may be enforced by the Landlord, its successors and assigns and any mortgagee, chargee, or other encumbrancer of all or any part of the premises demised under the Lease.

15. This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Agreement has been executed by the Covenantor as of the day and year first above written.

The Corporate Seal of APPLIED               )
DIGITAL ACCESS, INC.                        )
was hereunto affixed in the presence of:    )
                                            )
                                            )                 C/S
---------------------------------------     )
                                            )
                                            )
---------------------------------------     )
                                            )

                                  SCHEDULE "F"

Referred to in the attached Lease made as of January 1, 1997 between 2725321 CANADA INC. as Landlord, and APPLIED DIGITAL ACCESS - CANADA, INC. as Tenant.


                               SPECIAL PROVISIONS


1. EXTENSION OF TERM - Provided the Tenant has not been in default in the performance of its obligations pursuant to the Lease, and provided the Tenant is Applied Digital Access - Canada, Inc. and is itself in possession of the whole of the Demised Premises or has sublet the Demised Premises, or a portion thereof, in accordance with the Lease, the Tenant will have the right to extend the Term, upon giving the Landlord notice of its intention to do so no earlier than March 31, 1999 and no later than June 30, 1999, for a further period of two years (the "Extended Term") upon the same terms and conditions as are set out in the Lease, except that:

         (a) there will be no further right to extend the Term following the expiration of the Extended Term;

         (b) any requirement on the Landlord's part to do any Landlord's Work or pay to the Tenant any construction allowance, inducement, loan or other amount in connection with the Lease or improvements in the Demised Premises, and any right of first refusal, will not apply during the Extended Term; and

         (c) the annual Basic Rent shall be mutually agreed upon between the Landlord and the Tenant based upon the current market Basic Rent for comparably sized and improved premises in similar buildings in the area, as designated by the Landlord as at October 1, 1999, provided that the annual Basic Rent for the Extended Term shall not be less than the annual Basic Rent payable by the Tenant for the last 12 months of the initial Term, and provided further that if the parties are unable to agree to such annual Basic Rent by no later than 30 days prior to the expiry of the initial Term, then the annual Basic Rent shall be determined by arbitration in accordance with the COMMERCIAL ARBITRATION ACT of British Columbia as then in force and applying the criteria set out above. If the annual Basic Rent has not been determined by the commencement of the Extended Term, the Tenant shall pay Basic Rent at the rate applicable to overholding as set out in the Lease, and within 10 days after the Basic Rent for the Extended Term is determined, the parties shall retroactively adjust the Basic Rent owing from the commencement of the Extended Term.

If the Tenant fails to exercise this option to extend the Term in accordance with the foregoing, or if the foregoing conditions are not satisfied, this option to extend shall be null and void.

2. AVAILABLE SPACE - The Landlord shall undertake to use reasonable efforts to keep the Tenant informed on the availability of any space available for lease direct from the Landlord in the Building. Notwithstanding the foregoing, the failure by the Landlord to so inform the Tenant shall not give rise to any liability whatsoever to the Tenant on the part of the Landlord.


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3.  ACCESS - the Tenant  shall have  access to the Demised Premises 24 hours per day each and every day of the year throughout the Term, except for unforeseen Building emergencies, and subject to the Landlord's security procedures. The Tenant shall have the right to have heating, ventilating, air-conditioning, hydro and elevator service as it may require outside of normal business hours, upon reasonable request and any reasonable cost(s) related thereto shall be the Tenant's responsibility.

4. PARKING - So long as the Tenant is Applied Digital Access - Canada, Inc. and is itself in occupation of the whole of the Demised Premises or has sublet the Demised Premises, or a portion thereof, in accordance with the Lease, and provided the Tenant has not been in default in the performance of its obligations pursuant to the Lease, the Landlord will make available to the Tenant for its use 51 reserved parking spaces identified by the Tenant's name in a location to be designated by the Landlord from time to time at no cost to the Tenant throughout the Term or any extension thereof.

5. FREE BASIC RENT - Provided the Tenant is in possession of the Demised Premises, has executed the Lease and is not in default thereunder, the Tenant shall not be required to pay Basic Rent for the first month of the Term, provided the Tenant shall pay all Additional Rent provided for in the Lease throughout such period.

                                       2


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                                    I N D E X

ARTICLE               DESCRIPTION                                           PAGE
-------               -----------                                           ----



ARTICLE 1             DEFINITIONS AND INTERPRETATION

       1.1            Definitions............................................1
       1.2            Schedules..............................................4
       1.3            Governing Law..........................................4
       1.4            Headings...............................................4
       1.5            Interpretation.........................................4
       1.6            Use of "herein", "hereof", etc.........................5
       1.7            Terms as Covenants.....................................5

ARTICLE 2             DEMISE, TERM AND USE

       2.1            Demise.................................................5
       2.2            Term...................................................5
       2.3            Use....................................................5
       2.4            Use of common areas and facilities, etc................6
       2.5            Possession.............................................6
       2.6            Examination of Demised Premises........................6
       2.7            Overholding............................................6

ARTICLE 3             RENT AND OTHER PAYMENTS

       3.1            Basic Rent.............................................7
       3.2            Payments to Landlord...................................7
       3.3            Additional Rent........................................7
       3.4            Payments to Others.....................................7
       3.5            Interest on Overdue Amounts............................8
       3.6            Disputes...............................................8
       3.7            Deposit................................................8

ARTICLE 4             MISCELLANEOUS COVENANTS OF THE TENANT

       4.1            Pay Rent...............................................8
       4.2            Pay Tenant's Taxes.....................................9
       4.3            Pay Utilities..........................................9
       4.4            Pay Proportionate Share of Taxes.......................9
       4.5            Pay Proportionate Share of Operating Costs.............9
       4.6            No Nuisance...........................................10
       4.7            Comply with Laws, etc.................................10
       4.8            Comply with Rules and Regulations.....................10
       4.9            Goods, Chattels, etc. Not to be removed...............11
       4.10           Use of Demised Premises...............................11
       4.11           Continuous Occupation.................................11
       4.12           Signs.................................................11
       4.13           Peaceful Surrender....................................11
       4.14           Condition at Expiration...............................12
       4.15           Removal of Fixtures...................................12
       4.16           Use of Washrooms......................................12
       4.17           Overloading...........................................12
       4.18           Nuisance and Waste....................................13

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ARTICLE               DESCRIPTION                                           PAGE
-------               -----------                                           ----

       4.19           Access................................................13
       4.20           Use of Yard Areas.....................................13
       4.21           No Auction............................................13
       4.22           Estoppel Certificates.................................13
       4.23           Landlord May Perform Tenant's Covenants...............14

ARTICLE 5             LANDLORD'S COVENANTS

       5.1            Quiet Enjoyment.......................................14
       5.2            Taxes.................................................14
       5.3            Management, Operation and Maintenance.................14

ARTICLE 6             INSURANCE AND INDEMNITY

       6.1            Tenant Insurance......................................15
       6.2            Details of Policies...................................15
       6.3            Proof of Insurance....................................16
       6.4            Priority of Claims....................................16
       6.5            Acts Conflicting with Insurance.......................16
       6.6            Indemnity to the Landlord.............................16
       6.7            Further Indemnity.....................................17
       6.8            Landlord not Responsible for Injuries, Loss, Damage...17
       6.9            No Liability for Indirect Damages.....................17
       6.10           Landlord Insurance....................................18

ARTICLE 7             REPAIRS AND ALTERATIONS

       7.1            Repairs...............................................18
       7.2            Alterations...........................................19
       7.3            Notice of Accidents, Defects, etc.....................20
       7.4            Care of Demised Premises..............................20
       7.5            Landlord's Right to do Work...........................21
       7.6            Landlord's Right to Inspect and Display Sign..........22
       7.7            Landlord's Repairs....................................23

ARTICLE 8             TRANSFER AND ASSIGNMENT

       8.1            Assigning or Subletting...............................23
       8.2            No Release............................................24
       8.3            Change of Control.....................................24
       8.4            Right of Landlord to Terminate........................24
       8.5            Sale by Landlord......................................25

ARTICLE 9             DAMAGE OR DESTRUCTION

       9.1            Damage or Destruction Without Termination.............25
       9.2            Damage or Destruction with Termination................25
       9.3            Damage or Destruction of Building.....................26

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ARTICLE               DESCRIPTION                                           PAGE
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ARTICLE 10            DEFAULT AND RE-ENTRY

       10.1           Re-entry 26
       10.2           Bankruptcy............................................27
       10.3           Waiver of Exemption from Distress.....................27
       10.4           Follow Chattels.......................................28
       10.5           Overlooking and Condoning.............................28

ARTICLE 11            SUBORDINATION

       11.1           Subordination.........................................28

ARTICLE 12            NOTICES

       12.1           Notices  .............................................29

ARTICLE 13            MISCELLANEOUS PROVISIONS

       13.1           Unavoidable Failures or Delays........................30
       13.2           Entire Agreement......................................30
       13.3           Subdivision...........................................30
       13.4           Registration..........................................31
       13.5           Net Lease Intent......................................31
       13.6           Time of Essence.......................................31
       13.7           Binding Effect........................................31
       13.8           Relocation of Demised Premises........................32

  Schedule "A"        Demised Premises
  Schedule "B"        Legal and Municipal Descriptions
  Schedule "C"        Rules and Regulations
  Schedule "D"        Hazardous Substances
  Schedule "E"        Indemnity Agreement
  Schedule "F"        Special Provisions